UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 3, 2009

Delta Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-52001	91-2102350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 604 - 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  866-355-3644
_________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 3, 2009, the Board of Directors of Delta Oil & Gas, Inc., a Colorado corporation (the “Corporation”), amended Article II, Paragraph 8 of the Corporation’s bylaws (the “Bylaws”) to require the presence of 33.334% of the Corporation’s shares then issued, outstanding and entitled to vote, to constitute a quorum, in accordance with Section 7-107-206 of the Colorado Revised Statutes.  Previously, the Bylaws required the presence of a majority of the shares of the Corporation then issued and outstanding and entitled to vote, to constitute a quorum.

The amendment to Article II, Paragraph 8 of the Bylaws, Article II is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

3.1	Amendment to the Bylaws of Delta Oil & Gas, Inc.

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     July 8, 2009

Delta Oil & Gas, Inc.

By:         /s/ Christopher Paton-Gay
Name:   Christopher Paton-Gay
Title:     Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendment to the Bylaws of Delta Oil & Gas, Inc.